Exhibit 21

Tenet Subsidiaries List

(Updated as of 12/31/12)

All of the subsidiaries listed below are 100% owned by Tenet Healthcare Corporation unless otherwise indicated.

Conifer Holdings, Inc.

(a)   Conifer Ethics and Compliance, Inc.

(a)   Conifer Health Solutions, LLC — ownership — Conifer Holdings, Inc., managing member (99%);

Catholic Health Initiatives (1%)

(b)   Conifer Patient Communications, LLC

(b)   Conifer Revenue Cycle Solutions, LLC

(c)   Conifer HIM & Revenue Integrity Services, LLC

(c)   Syndicated Office Systems, LLC

(c)   Hospital RCM Services, LLC

(b)   InforMed, LLC

(c)   InforMed Medical Management Services, LLC

(c)   InforMed Insurance Services, LLC

(b)   Quality Medical Management, LLC

National Imaging Center Holdings, Inc.

(a)   DMC Imaging, L.L.C.

National Surgery Center Holdings, Inc.

(a)   Bluffton Okatie Surgery Center, L.L.C.

(a)   GCSA Ambulatory Surgery Center, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (51%); other outside members (49%)

(a)   Murdock Ambulatory Surgical Center, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (51%); other outside members (49%)

(a)   Pacific Endoscopy and Surgery Center, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (55%); other outside members (45%)

(a)   Pediatric Surgery Center — Odessa, LLC— ownership — National Surgery Center Holdings, Inc.,

managing member (60%); other outside members (40%)

(a)   Pediatric Surgery Centers, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (60%); other outside members (40%)

(a)   Surgery Center of Pembroke Pines, L.L.C. — ownership — National Surgery Center Holdings, Inc.,

managing member (67.5%); other outside members (32.5%)

(a)   Winter Haven Ambulatory Surgical Center, L.L.C. — ownership — National Surgery Center Holdings, Inc.,

managing member (51%); other outside members (49%)

National Urgent Care Holdings, Inc.

(a)   AMC/North Fulton Urgent Care #2, L.L.C.

(a)   AMC/North Fulton Urgent Care #3, L.L.C.

(a)   AMC/North Fulton Urgent Care #4, L.L.C.

(a)   Camp Creek Urgent Care, L.L.C.

(a)   Des Peres Urgent Care, L.L.C.

(a)   Memphis Urgent Care #1, L.L.C.

(a)   Memphis Urgent Care #2, L.L.C.

(a)   Selma Carlson, Inc.

(a)   St. Louis Urgent Care #2, L.L.C.

(a)   St. Louis Urgent Care #3, L.L.C.

(a)   Walker Street Imaging Care, Inc.

(a)   West Boynton Urgent Care, L.L.C.

NME Headquarters, Inc.

NME Properties Corp.

(a)   NME Properties, Inc.

(b)   Lake Health Care Facilities, Inc.

(a)   NME Property Holding Co., Inc.

(a)   Tenet HealthSystem SNF-LA, Inc.

NME Psychiatric Hospitals, Inc.

(a)   The Huron Corporation

NME Rehabilitation Properties, Inc.

(a)   R.H.S.C. El Paso, Inc.

TenetCare, Inc.

(a)   National Diagnostic Imaging Centers, Inc.

(a)   TenetCare Frisco, Inc.

(b)   Centennial ASC, L.P. (1% GP: TenetCare Frisco, Inc.; 99% LP: Tenet Hospitals Limited)

(a)   TenetCare Tennessee, Inc.

Tenet Healthcare Foundation

Tenet HealthSystem Holdings, Inc.

(a)   Tenet HealthSystem Medical, Inc.

(b)   American Medical (Central), Inc.

(c)   Amisub (Heights), Inc.

(c)   Amisub (Twelve Oaks), Inc.

(c)   Lifemark Hospitals, Inc.

(d)   Amisub of Texas, Inc.

(d)   Houston Network, Inc.

(d)   Houston Specialty Hospital, Inc.

(d)   Lifemark Hospitals of Florida, Inc.

(e)   Surgicare of Miramar, L.L.C. — ownership —  Lifemark Hospitals of Florida, Inc.,

managing member (50.97%); other outside members (49.03%)

(d)   Lifemark Hospitals of Louisiana, Inc.

(d)   TH Healthcare, Ltd. — ownership — GP: Lifemark Hospitals, Inc. (1%);

LP: Amisub of Texas, Inc. (70.1%); LP: Amisub (Heights), Inc. (10.3%); LP: Amisub (Twelve Oaks), Inc. (18.6%)

(e)          NMC Lessor, L.P. (99% LP: TH Healthcare, Ltd.; 1% GP: Tenet HealthSystem Nacogdoches ASC LP, Inc.)

(e)   NMC Investors, Ltd. — ownership — TH Healthcare, Ltd. (49% LP);

other outside partners (51%)

(e)   Park Plaza Hospital Billing Center, L.L.C.

(c)  Tenet Employment, Inc.

(b)  AMI Diagnostic Services, Inc.

(b)   AMI Information Systems Group, Inc.

(b)   AMI/HTI Tarzana Encino Joint Venture — ownership — Tenet HealthSystem Medical, Inc. (30%)

Amisub of California, Inc. (26%); New H Acute, Inc. (12%)

AMI Information Systems Group, Inc. (7%)

(b)   Amisub (Hilton Head), Inc.

(c)   Hilton Head Health System, L.P. — ownership — Amisub (Hilton Head), Inc. (79%)

Tenet Physician Services - Hilton Head, Inc. (21%)

(b)   Amisub (North Ridge Hospital), Inc.

(c)   NRMC Physician Services, L.L.C.

(b)   601 N 30th Street III, Inc.

(c)   601 N 30th Street I, L.L.C. — ownership — 601 N 30th Street II, Inc. (74.06%)

Tenet HealthSystem Medical, Inc. (25.94%)

(d)   601 N 30th Street II, L.L.C.

(b)   Amisub (SFH), Inc.

(c)   Saint Francis Hospital Billing Center, L.L.C.

(c)   Saint Francis Surgery Center, L.L.C.

(c)   Tenet HealthSystem SF-SNF, Inc.

(b)   Amisub of California, Inc.

(b)   Amisub of North Carolina, Inc.

(c)   American Homepatient of Sanford, LLC (50% member interest)

(c)   Central Carolina Ambulatory Surgery Center, LLC

(b)  Amisub of South Carolina, Inc.

(c)   Piedmont Medical Equipment, G.P. — ownership — Amisub of South Carolina, Inc. (50%)

America Home Patient, Inc. (50%)

(c)   Rock Hill Surgery Center, L.P. — ownership — Amisub of South Carolina, Inc. (72%)

Surgical Center of Rock Hill (28%)

(c)   Tenet Rehab Piedmont, Inc.

(d)   Piedmont Healthsouth Rehabilitation, LLC (2.5% member interest)

(c)   Piedmont/Carolina’s Radiation Therapy, LLC (50% member interest)

(b)   Brookwood Center Development Corporation

(c)   BWP Associates, Ltd. — ownership — Brookwood Center Development Corporation (80%)

Brookwood Development, Inc. (20%)

(c)   C.K. of Birmingham, LLC

(c)   Hoover Doctors Group, Inc.

(c)   Medplex Land Associates — ownership — Brookwood Center Development Corporation (49%)

Hoover Doctors’ Group II (51%)

(c)   Medplex Outpatient Medical Centers, Inc.

(c)   Medplex Outpatient Surgery Center, Ltd. — ownership — Others (15%)

Brookwood Center Development Corporation (8% GP, 73.765% LP); Hoover Doctors Group, Inc. (1% LP); Medplex Outpatient Medical Centers, Inc. (1% LP)

(b)   Brookwood Development, Inc.

(b)   Brookwood Health Services, Inc.

(c)   Brookwood Garages, L.L.C.

(b)   Brookwood Parking Associates, Ltd. — ownership — (99%)

(b)   Coastal Carolina Medical Center, Inc.

(c)   Coastal Carolina Pro Fee Billing, L.L.C.

(b)   Coastal Carolina Physician Practices, L.L.C.

(c)   Hardeeville Medical Group, L.L.C.

(c)   Hardeeville Primary Care, L.L.C.

(b)   Cumming Medical Ventures, Inc.

(b)   East Cooper Community Hospital, Inc.

(c) The Southeastern Spine Institute Surgery Center, L.L.C. — ownership — East Cooper Community

Hospital, Inc., managing member (55%);

other outside members (45%)

(b)   Eastern Professional Properties, Inc.

(b)   Frye Regional Medical Center, Inc.

(c)   Catawba Valley Heart Management Services, LLC (50% member interest)

(c)   Catawba Valley Imaging Services, LLC (50% member interest)

(c)   FryeCare Outpatient Imaging, L.L.C.

(c)   Frye Home Infusion, Inc.

(c)   Guardian Health Services, L.L.C.

(c)   Tate Surgery Center, LLC

(c)   Unifour Neurosurgery, L.L.C.

(c)   Viewmont Surgery Center, L.L.C.

(b)   Kenner Regional Medical Center, Inc.

(b)   Magnetic Resonance Imaging of San Luis Obispo, Inc.

(b)   New H Acute, Inc.

(b)   North Fulton Medical Center, Inc.

(c)   North Fulton GI Center, L.L.C.

(c)   Northwoods Surgery Center, LLC

(c)   NorthPoint Health System, Inc.

(c)   Northwoods Member, Inc.

(c)   Roswell Georgia Surgery Center, L.L.C.

(b)   North Fulton MOB Ventures, Inc.

(c)   North Fulton Professional Building I, L.P. — ownership — (16.407%  LP)

(b)   Palm Beach Gardens Community Hospital, Inc.

(b)   Piedmont Urgent Care and Industrial Health Centers, Inc.

(c)   Catawba-Piedmont Cardiothoracic Surgery, L.L.C.

(c)   Imaging Center at Baxter Village, L.L.C.

(c)   Piedmont Behavioral Medicine Associates, L.L.C.

(c)   Piedmont Cardiovascular Physicians, L.L.C.

(c)   Piedmont Carolina OB/GYN of York County, L.L.C.

(c)   Piedmont Carolina Vascular Surgery, L.L.C.

(c)   Piedmont East Urgent Care Center, L.L.C.

(c)   Piedmont Family Practice at Rock Hill, L.L.C.

(c)   Piedmont Family Practice at Tega Cay, L.L.C.

(c)   Piedmont General Surgery Associates, L.L.C.

(c)   Piedmont Internal Medicine at Baxter Village, L.L.C.

(c)   Piedmont Internal Medicine and Family Practice at York, L.L.C.

(c)   Piedmont Pulmonology, L.L.C.

(c)   Piedmont Surgical Specialists, L.L.C.

(c)   Piedmont Urgent Care Center at Baxter Village, LLC

(c)   Piedmont West Urgent Care Center LLC

(b)   Physician Performance Network, L.L.C.

(c)   Physician Performance Network of Georgia, L.L.C.

(b)   Roswell Medical Ventures, Inc.

(c)   North Fulton Parking Deck, L.P. (79.672% GP; 10.164% LP)

(b)  Sierra Vista Hospital, Inc.

(c)   San Dimas Surgery Center, L.L.C.

(b)   South Carolina Health Services, Inc.

(c)   Bluffton Okatie Primary Care, L.L.C.

(c)   Broad River Primary Care, L.L.C.

(c)   Burnt Church Primary and Urgent Care, L.L.C.

(c)   Cardiovascular & Thoracic Surgery, L.L.C.

(c)   Okatie Surgical Partners, L.L.C.

(c)   Hardeeville Hospitalists, L.L.C.

(c)   Heritage Medical Group of Hilton Head, L.L.C.

(c)   Hilton Head Occupational Medicine, L.L.C.

(c)   Hilton Head Regional Anesthesia Partners, L.L.C.

(c)   Hilton Head Regional Endocrinology Associates, L.L.C.

(c)   Hilton Head Regional OB/GYN Partners, L.L.C.

(c)   Mid-Island Primary and Urgent Care, L.L.C.

(c)   Nephrology Associates of Hilton Head, L.L.C.

(c)   Orthopedic Associates of the Lowcountry, L.L.C.

(c)   Tenet Hilton Head Heart, L.L.C.

(c)   Tenet South Carolina Lowcountry OB/GYN, L.L.C.

(b)   Tenet Central Carolina Physicians, Inc.

(b)   Tenet DISC Imaging, Inc.

(b)   Tenet EKG, Inc.

(b)   Tenet Finance Corp.

(b)   Tenet Good Samaritan, Inc.

(c)   Good Samaritan Surgery, L.L.C.

(b)   Tenet Gulf Coast Imaging, Inc.

(b)   Tenet HealthSystem Bartlett, Inc.

(b)   Tenet HealthSystem GB, Inc.

(c)   AMC Acquisition Company, L.L.C.

(c)   AMC Community Physician Practices, L.L.C.

(c)   Atlanta Medical Billing Center, L.L.C.

(c)   Sheffield Educational Fund, Inc.

(b)   Tenet HealthSystem Nacogdoches ASC GP, Inc.

(c)   NMC Lessor, L.P. — ownership — GP:  Tenet HealthSystem Nacogdoches ASC GP, Inc. (1%);

LP:  TH Healthcare, Ltd. (99%)

(c)   NMC Surgery Center, L.P. — ownership — Tenet HealthSystem Nacogdoches ASC GP, Inc. (1% GP);

Tenet HealthSystem Nacogdoches ASC, LP, Inc. (58.999% LP);

other outside partners (49.001% LP)

(b)   Tenet HealthSystem Nacogdoches ASC LP, Inc.

(b)   Tenet HealthSystem North Shore, Inc.

(c)   North Shore Medical Billing Center, L.L.C.

(c)   North Shore Physician Hospital Organization (50%)

(c)   North Shore Physician Practice, L.L.C.

(b)   Tenet HealthSystem Philadelphia, Inc.

(c)   Tenet HealthSystem Bucks County, LLC

(c)   Tenet HealthSystem City Avenue, LLC

(c)   Tenet HealthSystem Elkins Park, LLC

(c)   Tenet HealthSystem Graduate, LLC

(c)   Tenet HealthSystem Hahnemann, LLC

(c)   Tenet HealthSystem Parkview, LLC

(c)   Tenet HealthSystem Roxborough, LLC

(c)   Tenet HealthSystem Roxborough MOB, LLC

(c)   Tenet HealthSystem St. Christopher’s Hospital for Children, L.L.C.

(d)   Center for the Urban Child, Inc.

(d)   SCHC Pediatric Anesthesia Associates, L.L.C.

(e)   St. Christopher’s Pediatric Urgent Care Center, L.L.C.

(d)   SCHC Pediatric Associates, L.L.C.

(e)   St. Christopher’s Pediatric Urgent Care Center, L.L.C.

(e)   St. Christopher’s Pediatric Urgent Care Center — Allentown, L.L.C.

(d)   StChris Care at Northeast Pediatrics, L.L.C.

(c)   Tenet Home Services, L.L.C.

(c)   Tenet Medical Equipment Services, LLC

(c)   The Healthcare Underwriting Company, a Risk Retention Group

(c)   TPS of PA, L.L.C.

(d)   TPS II of PA, L.L.C.

(d)   TPS III of PA, L.L.C.

(d)   TPS IV of PA, L.L.C.

(d)   TPS V of PA, L.L.C.

(d)   TPS VI of PA, L.L.C.

(c)   MidAtlantic MedEvac, L.L.C.

(b)   Tenet HealthSystem SGH, Inc.

(b)   Tenet HealthSystem SL, Inc.

(c)   SLUH Anesthesia Physicians, L.L.C.

(c)   Tenet SLUH Physicians, L.L.C.

(b)   Tenet HealthSystem SL-HLC, Inc.

(c)   Concentra St. Louis, L.L.C.  — ownership — Tenet HealthSystem SL-HLC, Inc. (49%)

Concentra Health Services, Inc. (51%)

(b)   Tenet HealthSystem Spalding, Inc.

(c)   Griffin Imaging, LLC — ownership — Tenet HealthSystem Spalding, Inc.,

managing member (50.5%); other outside members (49.5%)

(c)   Spalding GI, L.L.C.

(c)   Spalding Health System, L.L.C. — ownership — (49.836%)

(c)   Spalding Medical Ventures, L.P.

(c)   Tenet EMS/Spalding 911, LLC — ownership — (64.1%)

(b)   Tenet Healthcare-Florida, Inc.

(b)   Tenet Carolina Internal Medicine, Inc.

(b)   Tenet Investments, Inc.

(b)   Tenet Physician Services - Hilton Head, Inc.

(b)   Tenet St. Mary’s, Inc.

(c)   The Heart and Vascular Clinic, L.L.C.

(b)   Tenet South Fulton, Inc.

(c)   Tenet South Fulton Health Care Centers, Inc.

(d)   South Fulton Medical Center Practice Plan, L.L.C.

(b)   Tenet Ventures, Inc.

(b)   Tenet West Palm Real Estate, Inc.

(c)   G.S. North, Ltd. — ownership — (1%  GP and 93.03%  LP)

Tenet HealthSystem Hospitals, Inc.

(a)         Alvarado Hospital Medical Center, Inc.

Tenet HealthSystem HealthCorp

(a)   OrNda Hospital Corporation

(b)   AHM Acquisition Co., Inc.

(b)   Biltmore Surgery Center, Inc.

(b)   Commonwealth Continental Health Care, Inc.

(b)   Coral Gables Hospital, Inc.

(c)   CGH Hospital, Ltd. — ownership — GP: Coral Gables Hospital, Inc. (99.913%)

LP: FMC Medical, Inc. (0.087%)

(d)   Coral Gables Physician Services, L.L.C.

(d)   Universal Medical Care Center, L.L.C.

(b)   Cypress Fairbanks Medical Center, Inc.

(c)   New Medical Horizons II, Ltd. — ownership — GP: Cypress Fairbanks Medical Center, Inc. (5%)

LP:  Tenet HealthSystem CFMC, Inc. (95%)

(b)   FMC Medical, Inc.

(b)   Fountain Valley Regional Hospital and Medical Center

(c)   Specialty Surgery Center at Fountain Valley Regional Hospital, L.L.C. — ownership —

Fountain Valley Regional Hospital and Medical Center (51%);

other outside members (49%)

(b)   GCPG, Inc.

(c)   Garland MOB Properties, LLC

(b)   Gulf Coast Community Hospital, Inc.

(c)   Gulf Coast Community Health Care Systems, Inc.

(b)   Houston Northwest Medical Center, Inc.

(c)   Community Health Providers

(c)   HNMC, Inc.

(d)   HNW GP, Inc.

(e)   Houston Northwest Partners, Ltd. — ownership — GP: HNW GP, Inc. (1%)

LP: HNW LP, Inc. (99%)

(f)    Conroe Surgery Center 2, LLC — ownership — Houston Northwest Partners, Ltd.

managing member (50.89%); other outside members (49.11%)

(f)    Houston Northwest Operating Company, L.L.C. — ownership —

Houston Northwest Partners, Ltd. (86.6092%); other outside members (13.3908%)

(g)   Houston Northwest Concessions, L.L.C.

(f)    Northwest Surgery Center, Ltd — ownership — Houston Northwest Partners, Ltd. (51%);

other outside partners (49%)

(d)   HNW LP, Inc.

(c)   Northwest Community Health Network

(c)   Northwest Houston Providers Alliance, Inc.

(b)   Newhope Imaging Center, Inc.

(b)   NWSC, L.L.C.

(b)   Republic Health Corporation of Rockwall County

(c)   Lake Pointe GP, Inc.

(d)   Lake Pointe Partners, Ltd. — ownership — GP: Lake Pointe GP, Inc. (1%);

LP: Lake Pointe Investments, Inc. (99%)

(e)   Lake Pointe Operating Company, L.L.C. — ownership —

Lake Pointe Partners, Ltd. (94.59%); other outside members (5.41%)

(f)    Billing Center Lake Pointe Medical, L.L.C.

(c)   Lake Pointe ASC GP, Inc.

(c)   Lake Pointe Investments, Inc.

(d) Lake Pointe Rockwall ASC, LP — ownership — GP: Lake Pointe Rockwall ASC GP, Inc. (1%);

LP: Lake Pointe Investments, Inc. (99%)

(b)   RHC Parkway, Inc.

(c)   North Miami Medical Center, Ltd. — ownership — RHC Parkway, Inc. (85.91%)

Commonwealth Continental Health Care, Inc. (14.09%)

(b)   Saint Vincent Healthcare System, Inc.

(c)   OHM Services, Inc.

(c)   Saint Vincent Hospital, L.L.C.

(b)   SHL/O Corp.

(b)   Tenet HealthSystem CFMC, Inc.

(b)   Tenet HealthSystem CM, Inc.

(a)   Tenet MetroWest Healthcare System, Limited Partnership

Tenet HealthSystem International, Inc.

(a)   N.M.E. International (Cayman) Limited

(b)   HUG Services, Inc. — ownership — N.M.E. International (Cayman) Limited (67%); Tenet Healthcare

Corporation (30%); Tenet HealthSystem Medical, Inc. (3%)

(c)   Captive Insurance Services, Inc.

(c)   Hospital Underwriting Group, Inc.

(d)   Professional Liability Insurance Company

(a)   The Healthcare Insurance Corporation

Tenet Hospitals, Inc.

(a)   National ASC, Inc.

(a)   Tenet Alabama, Inc.

(b)   Brookwood Primary Network Care, Inc.

(c)   Alabama Cardiovascular Associates, L.L.C.

(c)   Brookwood — Maternal Fetal Medicine, L.L.C.

(c)   Brookwood Medical Partners — ENT, L.L.C.

(c)   Brookwood Occupational Health Clinic, L.L.C.

(c)   Brookwood Primary Care Cahaba Heights, L.L.C.

(c)   Brookwood Primary Care - Homewood, L.L.C.

(c)   Brookwood Primary Care Hoover, L.L.C.

(c)   Brookwood Primary Care Network — McCalla, L.L.C.

(c)   Brookwood Primary Care — Mountain Brook, L.L.C.

(c)   Brookwood Primary Care Network — Homewood, L.L.C.

(c)   Brookwood Primary Care — Oak Mountain, L.L.C.

(c)   Brookwood Primary Care — Red Mountain, L.L.C.

(c)   Brookwood Primary Care The Narrows, L.L.C.

(c)   Brookwood Primary Care — Trussville, L.L.C.

(c)   Brookwood Primary Care — Vestavia, L.L.C.

(c)   Brookwood Urgent Care, L.L.C.

(c)   Brookwood Women’s Care, L.L.C.

(c)   Cardiovascular Associates of the Southwest, L.L.C.

(c)   Greystone Internal Medicine — Brookwood, L.L.C.

(c)   Norwood Clinic of Alabama, L.L.C.

(b)   Brookwood Retail Pharmacy, L.L.C.

(a)   Tenet California, Inc.

(b)   Anaheim MRI Holding, Inc.

(b)   California Physicians and Practice Medical Foundation

(b)   Community Hospital of Los Gatos, Inc.

(c)   Los Gatos Multi-Specialty Group, Inc.

(b)   Doctors Hospital of Manteca, Inc.

(b)   Doctors Medical Center of Modesto, Inc.

(c)   Modesto On-Call Services, L.L.C.

(c)   Modesto Radiology Imaging, Inc.

(c)   Yosemite Medical Clinic, Inc.

(b)   Golden State Medicare Health Plan

(b)   JFK Memorial Hospital, Inc.

(c)   SSC Holdings, L.L.C.

(b)   Lakewood Regional Medical Center, Inc.

(b)   Los Alamitos Medical Center, Inc.

(c)   Reagan Street Surgery Center, L.L.C. — ownership — Los Alamitos Medical Center, Inc (51%);

other outside members (49%)

(b)   National Medical Ventures, Inc.

(b)   Network Management Associates, Inc.

(b)   Placentia-Linda Hospital, Inc.

(c)   Anaheim Hills Medical Imaging, L.L.C.

(b)   San Ramon Regional Medical Center, Inc.

(c)   Pleasanton Diagnostic Imaging, Inc.

(c)   San Ramon Surgery Center, L.L.C.

(b)   San Ramon ASC, L.P.

(b)   Tenet California Nurse Resources, Inc.

(b)   Tenet California Medical Ventures I, Inc.

(b)   Tenet El Mirador Surgical Center, Inc.

(b)   Tenet HealthSystem Desert, Inc.

(b)   Tenet HealthSystem KNC, Inc.

(b)   Twin Cities Community Hospital, Inc.

(c)   Templeton Imaging, Inc.

(a)  Tenet Florida, Inc.

(b)   Advantage Health Network, Inc. — ownership — Tenet Florida, Inc. (50%); other outside members (50%)

(b)   Delray Medical Center, Inc.

(b)   Florida Regional Medical Center, Inc.

(b)   Hollywood Medical Center, Inc.

(b)   International Health and Wellness, Inc.

(b)   National Medical Services II, Inc.

(b)   National Urgent Care, Inc.

(b)   Tenet Florida Physician Services, L.L.C.

(c)   Sunrise Medical Group I, L.L.C.

(c)   Sunrise Medical Group II, L.L.C.

(c)   Sunrise Medical Group III, L.L.C.

(c)   Sunrise Medical Group IV, L.L.C.

(c)   Sunrise Medical Group V, L.L.C.

(c)   Sunrise Medical Group VI, L.L.C.

(c)   Tenet Florida Physician Services II, L.L.C.

(c)   Tenet Florida Physician Services III, L.L.C.

(b)   Tenet Hialeah HealthSystem, Inc.

(c)   Hialeah Real Properties, Inc.

(c)   Tenet Hialeah (ASC) HealthSystem, Inc.

(d)   Hialeah Ambulatory Care Center J.V. — ownership — (66.67%)

(d)   Hialeah Ambulatory Care Center, Inc. — ownership — (66.67%)

(b)   Tenet Network Management, Inc.

(b)   West Boca Medical Center, Inc.

(a)   Tenet Georgia, Inc.

(b)   AMC Neurosurgical Associates, L.L.C.

(b)   Atlanta Medical Center Interventional Neurology Associates, L.L.C.

(b)   Atlanta Medical Center Neurosurgical & Spine Specialists, L.L.C.

(b)   Buckhead Orthopedic Surgery Center, L.L.C.

(b)   Gastric Health Institute, L.L.C.

(b)   Georgia Gifts From Grace, L.L.C.

(b)   Georgia North Fulton Healthcare Associates, L.L.C.

(b)   Georgia Spectrum Neurosurgical Specialists, L.L.C.

(b)   Jackson Medical Center, L.L.C.

(b)   North Fulton Hospitalist Group, L.L.C.

(b)   North Fulton Primary Care Associates, L.L.C.

(b)   North Fulton Primary Care — Windward Parkway, L.L.C.

(b)   North Fulton Pulmonary Specialists, L.L.C.

(b)   North Fulton Regional Medical Center Pro Fee Billing, L.L.C.

(b)   North Fulton Women’s Consultants, L.L.C.

(b)   Rock Bridge Surgical Institute, L.L.C.

(b)   Rheumatology Associates of Atlanta Medical Center, L.L.C.

(b)   Spalding Regional Ambulatory Surgery Center, L.L.C.

(b)   Spalding Regional OB/GYN, L.L.C.

(b)   Spalding Regional Physician Services, L.L.C.

(b)   Spalding Regional Urgent Care Center at Heron Bay, L.L.C.

(b)   SouthCare Physicians Group Neurology, L.L.C.

(b)   SouthCare Physicians Group Obstetrics & Gynecology, L.L.C.

(b)   SouthCare Physicians Group Primary Care, L.L.C.

(b)   SouthCare Physicians Group Surgical Specialists, L.L.C.

(b)   South Fulton Regional Medical Center Pro Fee Billing, L.L.C.

(b)   Surgical & Bariatric Associates of Atlanta Medical Center, L.L.C.

(a)   Total Health PPO, Inc. — ownership — Tenet Hospitals, Inc (49%); HealthScope (51%)

(a)   Tenet Louisiana, Inc.

(b)   Meadowcrest Hospital, LLC

(b)   Meadowcrest Multi-Specialty Clinic, L.L.C.

(b)   Tenet 100 Medical Center Slidell, L.L.C.

(b)   Tenet HealthSystem Memorial Medical Center, Inc.

(c)   Tenet Mid-City Medical, LLC

(b)   New Orleans Regional Physician Hospital Organization, Inc. (50% member interest)

(a)   Tenet Missouri, Inc.

(b)   Cedar Hill Primary Care, L.L.C.

(b)   Premier Emergency Physicians, L.L.C.

(b)   Premier Medical Specialists, L.L.C.

(b)   St. Louis University Hospital Ambulatory Surgery Center, L.L.C.

(b)   Tenet HealthSystem DI, Inc.

(c)   Alliance for Community Health, LLC (68% member interest)

(c)   Bridgeton Imaging, L.L.C.

(c)   Mid County MRI, LLC (50% member interest)

(c)   St. Louis I Investors, Ltd. (49% LP interest)

(c)   U.S. Center for Sports Medicine, L.L.C.

(a)   Tenet Nebraska, Inc.

(a)  Tenet North Carolina, Inc.

(b)   Adult Internal Medicine — Tenet North Carolina, L.L.C.

(b)   Cardiology Physicians Associates, L.L.C.

(b)   Cardiology Physicians Corporation, L.L.C.

(b)   Central Carolina Hospital Pro Fee Billing, L.L.C.

(b)   FryeCare Boone, L.L.C.

(b)   FryeCare Morganton, L.L.C.

(b)   FryeCare Physicians, L.L.C.

(b)   FryeCare Women’s Services, L.L.C.

(b)   Graystone Family Healthcare — Tenet North Carolina, L.L.C.

(b)   Hallmark Family Physicians — Tenet North Carolina, L.L.C.

(b)   Healthpoint of North Carolina, L.L.C.

(b)   Hickory Family Practice Associates — Tenet North Carolina, L.L.C.

(b)   North Carolina Community Family Medicine, L.L.C.

(b)   Parkway Internal Medicine — Tenet North Carolina, L.L.C.

(b)   Southern States Physician Operations, Inc.

(b)   Tenet Claremont Family Medicine, L.L.C.

(b)   Tenet Unifour Urgent Care Center, L.L.C.

(b)   Valdese Family Practice — Tenet North Carolina, L.L.C.

(b)   Viewmont Internal Medicine — Tenet North Carolina, L.L.C.

(a)   Tenet Physicians, Inc.

(a)   Tenet South Carolina, Inc.

(b)   East Cooper Coastal Family Physicians, L.L.C.

(b)   Hilton Head Hospital Pro Fee Billing, L.L.C.

(b)   Hilton Head Regional Healthcare, L.L.C.

(b)   South Carolina East Cooper Surgical Specialists, L.L.C.

(b)   South Carolina SeWee Family Medicine, L.L.C.

(b)   Southern Orthopedics and Sports Medicine, L.L.C.

(b)   Tenet Fort Mill, Inc.

(b)   Tenet SC East Cooper Hospitalists, L.L.C.

(b)   Tenet South Carolina Gastrointestinal Surgical Specialists, L.L.C.

(b)   Tenet South Carolina Island Medical, L.L.C.

(b)   Tenet South Carolina Mt. Pleasant OB/GYN, L.L.C.

(a)   Tenet Tennessee, Inc.

(b)   Saint Francis Behavioral Health Associates, L.L.C.

(b)   Saint Francis Cardiology Associates, L.L.C.

(b)   Saint Francis Cardiovascular Surgery, L.L.C.

(b)   Saint Francis Center for Surgical Weight Loss, L.L.C.

(b)   Saint Francis Hospital Inpatient Physicians, L.L.C.

(b)   Saint Francis Hospital Pro Fee Billing, L.L.C.

(b)   Saint Francis Medical Partners, East, L.L.C.

(b)   Saint Francis Medical Specialists, L.L.C.

(b)   Saint Francis Surgical Associates, L.L.C.

(a)   Tenet Texas, Inc.

(b)   Eastside ASC GP, Inc.

(c)   Eastside Surgery, L.P.

(b)   EPHC, Inc.

(b)   Greater Dallas Healthcare Enterprises

(b)   Greater Northwest Houston Enterprises

(b)   Houston Sunrise Investors, Inc.

(b)   Physicians Performance Network of Houston

(b)   Practice Partners Management, L.P. — ownership — GP: Tenet Texas, Inc. (1%);

LP: Tenetsub Texas, Inc. (99%)

(b)   Sierra Providence Healthcare Enterprises, Inc.

(b)   Sierra Providence Health Network, Inc.

(b)   Tenet El Paso, Ltd. — ownership — GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

(b)         Tenet Frisco, Ltd. — ownership — GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

(b)   Tenet HealthSystem Hospitals Dallas, Inc.

(b)   Tenet Hospitals Limited — ownership — GP: Tenet Texas, Inc. (1%);

LP:   Tenetsub Texas, Inc. (99%)

(c)   Billing Center Doctors Hospital at White Rock Lake, L.L.C.

(c)   PDN, L.L.C.

(d)   Surgery Affiliate of El Paso, LLC — ownership — PDN, LLC, managing member (61%);

other outside members (39%)

(c)   Tenet Sun View Imaging, L.L.C.

(b)   Tenet Relocation Services, L.L.C.

(b)   Tenetsub Texas, Inc.

DigitalMed, Inc.

T.I. GPO, Inc.

Wilshire Rental Corp.

(a)   Hitchcock State Street Real Estate, Inc.